UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 13, 2025
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 13, 2025, Main Street Capital Corporation (“Main Street”) entered into an underwriting agreement (the “Underwriting Agreement”) between Main Street and J.P. Morgan Securities LLC, as representative of the underwriters named on Schedule A thereto, in connection with the issuance and sale of $350.0 million in aggregate principal amount (the “Offering”) of Main Street’s 5.40% notes due 2028 (the “Notes”). The Offering closed on August 15, 2025, and the Notes were issued under an Eighth Supplemental Indenture, dated August 15, 2025, between Main Street and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to the indenture, dated April 2, 2013, between Main Street and the Trustee (the “Base Indenture” and, together with the Eighth Supplemental Indenture, the “Indenture”).
The Notes will mature on August 15, 2028 unless previously redeemed or repurchased in accordance with their terms. The Notes will bear cash interest from August 15, 2025, at an annual rate of 5.40% payable semiannually on February 15 and August 15 of each year, beginning on February 15, 2026. The Notes are direct unsecured obligations of Main Street and rank equally in right of payment with Main Street’s existing and future unsecured indebtedness but effectively subordinated to all of Main Street’s outstanding and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and structurally subordinated to the debt and other obligations of any of Main Street’s subsidiaries, financing vehicles or similar facilities.
Prior to July 15, 2028 (one month prior to the maturity date of the Notes) (the “Par Call Date”), Main Street may redeem the Notes at its option, in whole or in part, at any time or from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)  (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, as defined in the Indenture, plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, Main Street may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, holders of the Notes will have the right, at their option, to require Main Street to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
The Indenture contains certain covenants, including covenants requiring Main Street to comply with the asset coverage requirements of Section 18(a)(1)(A), as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements (but giving effect to exemptive relief granted to Main Street by the Securities and Exchange Commission (the “SEC”)), and to provide financial information to the holders of the Notes and the Trustee if Main Street is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
The Offering was made pursuant to Main Street’s effective shelf registration statement on Form N-2 (Registration No. 333-285405) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 13, 2025 and a final prospectus supplement dated August 13, 2025. The Offering closed and the Notes were delivered and paid for on August 15, 2025. The net proceeds received by Main Street were approximately $347.7 million, after deducting the underwriting discounts and estimated offering expenses payable by Main Street.
Main Street intends to initially use the net proceeds from the Offering to repay outstanding indebtedness, including amounts outstanding under its credit facilities.
The foregoing description of the Underwriting Agreement, the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Underwriting Agreement, which is filed with this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference, (ii) the full text of the Eighth Supplemental Indenture and the accompanying Form of 5.40% Notes due 2028, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference and (iii) the full text of the Base Indenture, a form of which is filed as Exhibit (d)(6) to Main Street’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-2 filed on March 28, 2013 (Reg. No. 333-183555), which is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

1.1	Underwriting Agreement, dated August 13, 2025, between Main Street Capital Corporation and J.P. Morgan Securities LLC, as representative of the underwriters named on Schedule A thereto
4.1	Eighth Supplemental Indenture, dated August 15, 2025, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 5.40% Notes due 2028 (contained in the Eighth Supplemental Indenture incorporated by reference as Exhibit 4.1 hereto)
5.1	Opinion of Dechert LLP, dated August 15, 2025
23.1	Consent of Dechert LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: August 15, 2025	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel